Exhibit 10.11

UNCONDITIONAL GUARANTY AND SECURITY AGREEMENT

          This Unconditional Guaranty and Security Agreement (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein, this “Guaranty”) is entered into as of                  , by                  (“Guarantor”), in favor of                               (each a “Lender” and collectively, the “Lenders”).

RECITALS

          A. Concurrently herewith, the Lenders and TRUEYOU.COM, INC., a Delaware corporation (“Borrower”), are entering into certain Notes dated of even date herewith (as amended, restated, or otherwise modified from time to time, the “Notes”) pursuant to which Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower (collectively, the “Loans”), subject to the terms and conditions set forth therein. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Note.

          B. In consideration of the agreement of Lenders to make the Loans to Borrower under the Notes, Guarantor is willing to guaranty the full payment and performance by Borrower of all of the Borrower’s obligations under the Notes and all of its obligations thereunder and under the other Documents, and to secure all of the Borrower’s obligations under the Notes and all of its obligations hereunder (“Obligations”) and thereunder with the grant of a continuing security interest in all of its personal assets and property, all as further set forth herein.

          C. Guarantor is a subsidiary of Borrower and will obtain substantial direct and indirect benefit from the Loans made by Lenders to Borrower under the Notes.

          Now, Therefore, to induce Lenders to enter into the Notes, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby represents, warrants, covenants and agrees as follows:

          Section 1. Guaranty and Grant of Security Interest.

                    1.1 Unconditional Guaranty of Payment. In consideration of the foregoing, Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Lenders the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all Obligations. The Lenders in their sole and absolute discretion shall be entitled to demand payment of the Obligations (in whole at any time, or in part from time to time) from the Guarantor upon the occurrence and during the continuance of any non-payment or other default under the Note or any other Document, which defaults shall also include (without limitation) any “Default” or “Event of Default” under (and as defined in) the Senior Security

Agreement (as defined below) or any “Related Agreement” (as defined therein). If the Lenders make such a demand: (a) any and all principal, interest and other Obligations outstanding or accrued shall be deemed to be immediately due and payable in full (or for the item(s) in the amount(s) demanded if a partial demand was made), all without presentment, protest, demand or notice of any kind, all of which are hereby absolutely, unconditionally, irrevocably and expressly waived forever by the Guarantor (and in the case of a partial demand, without in any way affecting any of the Guarantors’ obligations with respect to the balance of the Obligations not demanded); and (b) the Guarantor shall immediately pay to the Lenders the amount demanded in full.

                    1.2 Separate Obligations. These obligations are independent of any obligations of the Borrower or any other guarantor and separate actions may be brought against Guarantor (whether or not action is brought against Borrower or any other guarantor, Borrower or any other guarantor is joined in or a party to the action or the Note is produced in any action).

                    1.3 Grant of Security Interest. As security for the timely and full payment and satisfaction of any and all of the Obligations of the Borrower under the Notes and the obligations of the Guarantor hereunder, the Guarantor hereby absolutely, unconditionally and irrevocably pledges, assigns, conveys, mortgages, transfers and delivers to the Lenders (and to any collateral agent they may designate), and grants to the Lenders (and to any collateral agent they may designate) a continuing security interest in and to, the “Laurus Collateral” as defined below (including, without limitation, any and all accounts, instruments, chattel paper, documents of title and trust receipts (and the goods covered thereby, wherever located), letter of credit rights, financial assets, investment property, securities, securities accounts and security entitlements, deposit accounts, contract rights, inventory, equipment, fixtures and other goods, warranties, casualty and other insurance policies and rights, commercial tort claims and other litigation claims and rights, tradenames, software, payment intangibles, and other general intangibles of such Guarantor, and any and all computer programming data and other books and records of such Guarantor), in each case whether now or hereafter existing, acquired or created and wherever located, whether any of the foregoing items is now or hereafter owned beneficially or of record and whether now or hereafter owned individually, jointly or otherwise, together with the products and proceeds thereof, all collections, payments and other distributions and realizations with respect thereto, any and all other rights, powers, privileges, remedies and interests of such Guarantor therein, thereto or thereunder, and any and all renewals, substitutions, modifications and extensions of any and all of the items in the foregoing subsections (collectively, the “Collateral”). “Laurus Collateral” shall mean the “Collateral” granted under (and as defined in) the Master Security Agreement by and among the Guarantor, the Borrower and the other subsidiaries of the Borrower dated as of July 11, 2006 (as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the “Senior Security Agreement”), in favor of Laurus Master Fund, Ltd. (“Laurus”). Guarantor acknowledges that Laurus has been appointed to act as the Lenders’ collateral agent with respect to the Collateral pledged hereunder pursuant to the Intercreditor and Collateral Agency Agreement dated as of the date hereof (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the “Collateral Agency Agreement”), and acknowledges and agrees that Laurus shall have no duties or liability beyond those (if any) described in the Collateral Agency Agreement.

                    1.4 Rights and Remedies to the Collateral, Etc. This Guaranty shall be governed by and construed in accordance with Sections 3 through 13 of the Master Security Agreement, and the Lenders shall have (in addition to those granted by the UCC and other applicable law) all of the rights, powers, privileges, remedies and interests granted to “Laurus” as the secured party thereunder, which Sections are hereby incorporated by reference as if fully set forth herein, in each case as if (a) the Guarantor were an “Assignor”, (b) the Lenders and/or their collateral agent collectively were “Laurus”, (c) this Guaranty were the “Master Security Agreement”, (d) the Senior Subordinated Note were the “Note”, (e) a non-payment or other default under the Note or any other Financing Document were a “Default” or “Event of Default”, (f) the Financing Documents were the “Related Agreements”, (g) the Obligations of the Borrower and the Guarantor’s obligators hereunder were the “Obligations” referred to in those Sections, and (h) the Collateral was the “Collateral” referred to in those incorporated Sections. To the extent not inconsistent with the preceding, this Agreement also shall be governed by and construed in accordance with the provisions of the Senior Subsidiary Guaranty from the Guarantor in favor of Laurus dated as of July 11, 2006 (as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the “Senior Subsidiary Guaranty”), which provisions are hereby incorporated by reference as if fully set forth herein, in each case as if (a) the Guarantor were a “Guarantor”, and (b) each Lender were the “Lender” referred to in those incorporated provisions.

                    1.5 Acceptance; Financing Statements. The Guarantor hereby absolutely, unconditionally, irrevocably and expressly waives forever acceptance and notice of any acceptance of this Guaranty or any other Financing Document. By accepting this Guaranty, each Lender agrees to be bound by all of the agreements and other terms and provisions applicable to the Lenders contained herein (whether as a Lender or a “party”) and acknowledges and agrees that it is a party hereto for such contractual purposes (but without making any Lender or their collateral agent in any way liable or responsible for any of the obligations of the Guarantor hereunder). The Guarantor hereby acknowledges and agrees that, prior to the execution of this Agreement, the Guarantor reviewed the initial UCC financing statements respecting the Collateral prepared by the Lenders and authorized the Lenders to file them (i.e., “prefile”) in such jurisdictions as the Lenders deemed necessary or desirable, and the Guarantor hereby confirms and ratifies the authority of the Lenders to make each such filing, which may name the Lenders and/or their collateral agent as secured party.

          Section 2. Representations and Warranties.

          Guarantor hereby represents and warrants to the Lenders that:

                    (a) Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) is duly qualified to do business and is in good standing in every jurisdiction where the nature of its business requires it to be so qualified (except where the failure to so qualify would not have a material adverse effect on Guarantor’s condition, financial or otherwise, or on Guarantor’s ability to pay or perform the obligations hereunder); and (iii) has all requisite power and authority to execute and deliver this Guaranty and each Document executed and delivered by Guarantor pursuant to the Note or this Guaranty and to perform its obligations thereunder and hereunder.

                    (b) The execution, delivery and performance by Guarantor of this Guaranty (i) are within Guarantor’s powers and have been duly authorized by all necessary action; (ii) do not contravene Guarantor’s charter documents or any law or any contractual restriction binding on or affecting Guarantor or by which Guarantor’s property may be affected; (iii) do not require any authorization or approval or other action by, or any notice to or filing with, any governmental authority or any other Person under any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of its property is bound, except such as have been obtained or made; and (iv) do not result in the imposition or creation of any Lien upon any property of Guarantor.

                    (c) This Guaranty is a valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally.

                    (d) There is no action, suit or proceeding affecting Guarantor pending or threatened before any court, arbitrator, or governmental authority, domestic or foreign, which may have a material adverse effect on the ability of Guarantor to perform its obligations under this Guaranty.

                    (e) Guarantor’s obligations hereunder are not subject to any offset or defense against Lenders or Borrower of any kind.

          Section 3. General Waivers. The Guarantor covenants and agrees that its guaranty hereunder is a continuing guaranty of the full and timely payment and satisfaction of the Obligations, and not a guaranty of collectibility only, in each case whether the Obligations are now or hereafter existing, acquired or created, and irrespective of the fact that from time to time monies may be advanced, repaid and readvanced, this Guaranty may not be revoked or terminated by the Guarantor until such time as the Obligations shall have been fully paid and satisfied, and each of the Guarantor’s obligations hereunder are and shall be absolute, irrevocable and unconditional and shall survive and remain and continue in full force and effect in accordance with their respective terms and provisions. Without in any way limiting the foregoing, Guarantor hereby absolutely, unconditionally and irrevocably waives each of the following:

                    (a) Any right to require Lenders to (i) proceed against Borrower or any other Person, (ii) proceed against or exhaust any security or (iii) pursue any other remedy. Lenders may exercise or not exercise any right or remedy they has against Borrower or any security it holds without affecting Guarantor’s liability hereunder.

                    (b) Any defenses from disability or any invalidity, illegality, non-binding effect or unenforceability (in whole or in part) for any reason whatsoever of the Note or any other Document or other defense of Borrower or any other guarantor or from the impairment, reduction, release, subordination or cessation of any liabilities of or any security interest in any collateral granted by the Borrower or any other guarantor.

                    (c) Any setoff, defense or counterclaim of the Guarantor, the Borrower or any other guarantor against Lenders.

                    (d) Any defense from the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower. Until Borrower’s obligations to Lenders have been fully paid, Guarantor shall not exercise or enforce any right of subrogation, contribution or reimbursement or other similar rights against Borrower or any other guarantor.

                    (e) Any right to enforce any remedy that Lenders has against Borrower.

                    (f) Any rights to participate in any security held by Lenders.

                    (g) Any notice of acceptance, demands for performance, notices of nonperformance or of new or additional indebtedness incurred by Borrower to Lenders, or any other notice whatsoever. Guarantor is responsible for being and keeping itself informed of Borrower’s financial condition.

                    (h) The benefit of any act or omission by Lenders which directly or indirectly results in or aids the discharge (in whole or in part) of Borrower or any other guarantor from any of the Obligations by operation of law or otherwise.

          Section 4. Reinstatement. Notwithstanding any provision of the Notes to the contrary, the liability of Guarantor hereunder shall be reinstated and revived and the rights of Lenders shall continue if and to the extent that for any reason any payment by or on behalf of Guarantor or Borrower is rescinded or must be otherwise restored by Lenders, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any such payment must be rescinded or restored shall be made by Lenders in their sole discretion; provided, however, that if Lenders choose to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold harmless Lenders from all costs and expenses (including, without limitation, reasonable attorneys’ fees) of such litigation. To the extent any payment is rescinded or restored, Guarantor’s obligations hereunder shall be revived in full force and effect without reduction or discharge for that payment.

          Section 5. No Waiver; Amendments. No failure on the part of Lenders to exercise, no delay in exercising and no course of dealing with respect to, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Guaranty may not be amended or modified except by written agreement between Guarantor and Lenders, and no consent or waiver hereunder shall be valid unless in writing and signed by Lenders.

          Section 6. Compromise and Settlement. No compromise, settlement, release, renewal, extension, indulgence, change in, waiver or modification of any of the Obligations or the release or discharge of Borrower from the performance of any of the Obligations shall release or discharge Guarantor from this Guaranty or the performance of the obligations hereunder.

          Section 7. Notice. Any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person or sent by facsimile transmission, overnight courier, or by United States mail, registered or certified, return receipt requested, postage prepaid and addressed as follows:

If to Guarantor:	Klinger Advanced Aesthetics, Inc.
501 Merritt 7, 5th Floor
Norwalk, Connecticut 06831
Fax No.: 203-295-2102

If to Lenders:

North Sound Legacy International Ltd.
20 Horseneck Lane
Greenwich, CT 06830
Facsimile: 203-340-5701

North Sound Legacy Institutional Fund LLC
20 Horseneck Lane
Greenwich, CT 06830
Facsimile: 203-340-5701

Seapine Investments LLC
c/o Kidd & Company, LLC
10 Glenville Street
Greenwich, CT 06831
Facsimile: 203-661-1839

Andrew D. Lipman
c/o Kidd & Company, LLC
10 Glenville Street
Greenwich, CT 06831
Facsimile: 203-661-1839

or at such other address as may be substituted by notice given as herein provided. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered or sent by facsimile transmission or three business days after the same shall have been deposited in the United States mail. If sent by overnight courier service, the date of delivery shall be deemed to be the next Business Day after deposited with such service.

          Section 8. Entire Agreement. This Guaranty constitutes and contains the entire agreement of the parties and supersedes any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications between Guarantor and Lender, whether written or oral, respecting the subject matter hereof.

          Section 9. Severability. If any provision of this Guaranty is held to be unenforceable under applicable law for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of Guarantor and Lenders to the extent possible. In any event, all other provisions of this Guaranty shall be deemed valid and enforceable to the full extent possible under applicable law.

          Section 10. Payment of Expenses. Guarantor shall pay, promptly on demand, all Expenses incurred by Lenders in defending and/or enforcing this Guaranty. For purposes hereof, “Expenses” shall mean costs and expenses (including reasonable fees and disbursements of any law firm) for defending and/or enforcing this Guaranty (including those incurred in connection with appeals or proceedings by or against any Guarantor under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief).

          Section 11. Assignment. This Guaranty shall be binding upon and inure to the benefit of Guarantor and Lenders and their respective successors and assigns.

          Section 12. Governing Law. THIS GUARANTY SHALL BE DEEMED TO HAVE BEEN DELIVERED AT AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK OTHER THAN THOSE CONFLICT OF LAW RULES THAT WOULD DEFER TO THE SUBSTANTIVE LAWS OF ANY OTHER JURISDICTION.

          Section 13. Venue. GUARANTOR IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS GUARANTY DOCUMENTS, MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK, NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. GUARANTOR, BY THE EXECUTION AND DELIVERY OF THIS GUARANTY, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION AND PROPER VENUE OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING, AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN THIS AGREEMENT. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. GUARANTOR SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS GUARANTY SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF LENDERS TO COMMENCE LEGAL

PROCEEDINGS OR OTHERWISE PROCEED AGAINST GUARANTOR IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

          Section 14. Waiver of Jury Trial. GUARANTOR AND LENDERS (BY THEIR ACCEPTANCE HEREOF) EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH, INCLUDING THE FINANCING DOCUMENTS.

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